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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

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UNITED STATES ANTIMONY CORPORATION P.O. Box 643, Thompson Falls, Montana 59873 October 20, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 annual meeting of shareholders of United States Antimony Corporation.  The meeting will be held at the Ramada Inn at the Spokane International Airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 10, 2016, at 9:00 a.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.

During the meeting, we will also report on our operations.  Directors and officers of United States Antimony Corporation will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented, whether or not you attend the annual meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to promptly vote.  You may vote your shares by completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously submitted your proxy. Also, described in the accompanying proxy information is important information on how you can vote online.

We look forward to seeing you at the meeting.

Sincerely,

John C. Lawrence
Chairman and President

UNITED STATES ANTIMONY CORPORATION

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of United States Antimony Corporation:

The 2016 Annual Meeting of Shareholders of United States Antimony Corporation (USAC or the Company) will be held at the Ramada Inn at the Spokane International Airport, 8909 Airport Drive, Spokane, Washington, on Saturday, December 10, 2016 at 9:00 a.m., local time, for the following purposes:

1.
To elect each of the seven directors named in the Proxy Statement for a term of one year.

2.
To ratify the appointment of DeCoria, Maichel & Teague P.S. as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.
To transact any other business that properly comes before the meeting.

Only shareholders of record at the close of business on October 20, 2016, or the Record Date, will be entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date, will be available at the annual meeting for inspection by any shareholder. Shareholders will need to register at the annual meeting to attend the annual meeting. If your shares of common stock or preferred stock are not registered in your name, you will need to bring proof of your ownership of those shares at the annual meeting in order to register and to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please bring that documentation to the annual meeting.

Your vote is very important. Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by signing, dating, and returning the enclosed proxy card will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on December 10, 2016. The proxy statement and 2015 Annual Report on Form 10-K are available at htt://www.usantimony.com.

By Order of the Board of Directors John C. Lawrence Chairman and President

Thompson Falls, Montana
October 20, 2016

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION

47 Cox Gulch, P.O. Box 643
Thompson Falls, Montana 59873
(406) 827-3523

2016 ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2016

The Board of Directors of United States Antimony Corporation (USAC or the Company) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2016 annual meeting of shareholders. We are first mailing this Proxy Statement and the form of proxy to our shareholders on or about October 20, 2016.

INFORMATION ABOUT THE 2016 ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Saturday, December 10, 2016

Time:	9:00 a.m., local time

Place:	Ramada Inn at the Spokane International Airport, 8909 Airport Drive, Spokane, Washington

Matters to Be Considered at the Annual Meeting

 At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.
To elect seven directors each to serve for a one-year term.

Proposal 2.
To ratify the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2016.

We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Who is Entitled to Vote?

We have fixed the close of business on October 20, 2016 as the Record Date for shareholders entitled to notice of and to vote at our annual meeting. Only holders of record of USAC’s common stock and preferred stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of USAC common stock and each share of preferred stock you own. On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (1) 66,316,278 shares of common stock, (2) 177,904 shares of Series C preferred stock, and (3) 1,751,005 shares of Series D preferred stock. The Company’s Series B preferred stock does not have voting rights.

How Do I Vote at the Annual Meeting?

You have several voting options. You may vote by:

●
Completing your proxy card over the internet at the following website: http://www.columbiastock.com/voting4;
●
Faxing your proxy card to Columbia Stock Transfer at 855-644-3544, Attention Michelle Janshen;
●
Emailing your proxy card to Columbia Stock Transfer at michelle@columbiastock.com;
●
Downloading or requesting a proxy card (as detailed below), signing your proxy and mailing it to the attention of Alicia Hill, Secretary, at P.O. Box 643, Thompson Falls, Montana 59873;
●
Signing and faxing your proxy card to our Secretary for proxy voting at the number provided on the proxy card; or
●
Attending the annual meeting and voting in person.

Proxies are solicited to provide all shareholders of record on the Record Date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of USAC common stock and preferred stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our six director nominees and "FOR" ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for 2016. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 120 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors. Under cumulative voting, each holder of voting stock has a number of votes that is equal to the number of shares of voting stock he or she owns multiplied by the number of directors to be elected. The holder may cast all of those votes for one nominee or distribute them among all or less than all of the nominees as the shareholder sees fit. Since seven directors are to be elected at the meeting, the total votes which may be cast in the election of directors is calculated as follows:

Number of shares of voting stock owned by you [___] x 7 (number of directors to be elected) = total votes. Shareholders may allocate their votes among the six nominees described below. Votes may be cast for or withheld from each nominee.

Vote Required to Approve Proposal 2: Ratification of the Selection of the Independent Auditor

Ratification of the selection of DeCoria, Maichel & Teague P.S. as our independent auditor for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the outstanding shares entitled to vote present in person or by proxy at the annual meeting. Abstentions will have the same effect as a vote against the proposal.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

   ●            submitting a new proxy with a later date;

   ●            notifying the Secretary of USAC in writing before the annual meeting that you have revoked your proxy; or

   ●            voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in “street name,” you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

How can I obtain a copy of the 2015 Annual Report on Form 10-K?

The Company’s 2015 Annual Report on Form 10-K, including financial statements, is available on the internet with this Proxy Statement at http://www.usantimony.com. The Form is also available through the SEC’s website at http://www.sec.gov.

At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2015 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested the Company will provide copies of the exhibits for a reasonable fee.

PROPOSAL 1 – ELECTION OF DIRECTORS

What is the current compensation of the Board?

Our Board of Directors currently consists of seven members.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting.

Who is standing for election this year?

The Board of Directors has nominated the following seven current Board Members for election at the 2016 annual meeting, to hold office until the 2017 annual meeting:

●
John C. Lawrence

●
Gary D. Babbitt

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Hartmut W. Baitis

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Russell C. Lawrence

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Whitney H. Ferer

●
Jeffrey D. Wright

●
Craig W. Thomas

What if a nominee is unable or unwilling to serve?

All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

How are nominees elected?

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of a plurality of outstanding shares entitled to vote present in person or by proxy at the annual meeting. Pursuant to our Bylaws and Montana law, shareholders are permitted to cumulate their votes for the election of directors.

Board Recommendation

The Board recommends a vote FOR each of the seven nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.

INFORMATION ON THE BOARD OF DIRECTORS

The following table sets forth certain information with respect to current directors. The term for each director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of December 31, 2015.

Name	Age	Affiliation	Expiration of Term

John C. Lawrence	77	Chairman, President,	2017 annual meeting
		and Treasurer; Director

Gary D. Babbitt	70	Director	2017 annual meeting

Hartmut W. Baitis	66	Director	2017 annual meeting

Russell C. Lawrence	47	Director	2017 annual meeting

Whitney H. Ferer	57	Director	2017 annual meeting

Jeffrey D. Wright	47	Director	2017 annual meeting

Craig W. Thomas	41	Director	2017 annual meeting

Set forth below is the present principal occupation and other business experience during the last five years of each of the six nominees for election.

John C. Lawrence.  Mr. Lawrence has been the president and a director since the Company’s inception.  Mr. Lawrence was the president and a director of AGAU Mines, Inc., our corporate predecessor, since the inception of AGAU Mines, Inc. in 1968.  He is a member of the Society of Mining Engineers and a recipient of the Uuno Sahinen Silver Medallion Award presented by Butte Tech, University of Montana.  He holds a BA degree from Hamilton with course work at the University of Wyoming, an MA degree from the University of Wyoming and has completed all course work and thesis at the University of Utah for a PhD degree. Mr. Lawrence has an extensive background in mining, milling, smelting, chemical processing and oil and gas.

Gary D. Babbitt.  Mr. Babbitt, who joined the Board in 1998, has been involved in the formation of the Company’s Mexican subsidiaries and acquisition of mining concessions and smelter operations in Mexico, and other business relationships of the Company domestically and internationally. He currently serves as secretary/director of USAC’s Mexican Subsidiaries. Prior to becoming a USAC director, he represented mining companies in a variety of transactions and cases for more than 30 years in the Western United States, with an emphasis in mining law and CERCLA. Mr. Babbitt has a B.A. from the Albertson College of Idaho, and earned his J.D. from the University of Chicago.

Hartmut W. Baitis. Mr. Baitis, who joined the Board in 2011, has more than 35 years of experience as an exploration geologist in the U.S., Canada, Central America and Mexico. Since 1995, he has been a consultant to numerous mining companies, and preparing advanced-stage precious metal, base metal and industrial metal evaluations. Mr. Baitis is involved in ownership of several gold and base metal properties and two producing mines. He has a B.S. and a Ph.D. in Geology from the University of Oregon.

Russell C. Lawrence.  Mr. Lawrence, who joined the Board in 2007, has experience in the lines of applied physics, mining, refining, excavation, electricity, electronics, and building contracting.  He graduated from the University of Idaho with a degree in physics in 1994 and worked for the Physics Department at the University of Idaho for a period of 10 years. He has also worked as a building contractor and for USAC at the smelter and laboratory at Thompson Falls, for USAMSA in the construction and operation of the USAMSA smelter in Mexico, and for Antimonio de Mexico, S. A. de C. V. at the San Miguel Mine and the Cadereyta mill site in Mexico. He also serves as vice president/director of USAC’s Mexican Subsidiaries. Mr. Lawrence is the son of John C. Lawrence, the Company’s Chairman and President.

Whitney H. Ferer. Mr. Ferer, who joined the Board in 2012, has worked for 34 years for Aaron Ferer & Sons, or AF&S, headquartered in Omaha, Nebraska, where he is currently the Vice President of Trading and Operations and Vice Chairman of the Board. He previously served as the Vice President of the Lead and Zinc Division of AF&S, and has been involved in the patenting of various processes for the breakdown of plastics and metal recovery.

Jeffrey D. Wright. Mr. Wright, who joined the Board in 2015, most recently was Managing Director Metals & Mining Research for H.C. Wainwright from 2013 to 2015. Prior to that, he held a similar position with Global Hunter Securities commencing in 2011. From 2001 to 2011, Mr. Wright held a variety of investment banking positions with Robertson Stephens, Montgomery & Company and Shoreline Pacific, all based in San Francisco, California. For five years, he served in the U.S. Navy on the USS Carl Vinson, a $5 billion aircraft carrier, and the USS John Young, a $500 million destroyer. Mr. Wright has a B.A. from North Carolina State University and an MBA from the University of Southern California, Marshall School of Business.

Craig W. Thomas. Mr. Thomas, who joined the Board in May 2016, is a professional investor with fifteen years of investing experience who has been a portfolio manager at CR Intrinsic Investors and S.A.C. Capital Advisors and an analyst at Goff Moore Strategic Partners and Rainwater, Inc.  He is currently the co-founder of Shareholder Advocates for Value Enhancement and the managing member of various investment partnerships.  Prior to becoming a professional investor, Mr. Thomas was a consultant at The Boston Consulting Group.  Mr. Thomas is currently a director of Full House Resorts, Inc. and has served on several other public company boards where he has experience heading audit, compensation, and nominating and governance committees.  Mr. Thomas earned an A.B. from Stanford University and an M.B.A. from the Graduate School of Business at Stanford University.

Family Relationships

John C. Lawrence is the father of Russell C. Lawrence.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, or the Exchange Act, or which otherwise are required to file periodic reports under the Exchange Act.

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors conducts its business through Board meetings and through its committees. The current Board is composed of seven directors.

Director Independence

We have seven directors as of the Record Date, including five independent directors as follows:

●
Gary D. Babbitt

●
Whitney H. Ferer

●
Hartmut W. Baitis

●
Jeffrey D. Wright

●
Craig W. Thomas

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE MKT Company Guide.

Meetings of the Board and Board Member Attendance at Annual Meeting

During the year ended December 31, 2015, the Board of Directors held four (4) regular meetings. Each incumbent director, other than Mr. Wright who was appointed to the Board in July 2015 and Mr. Thomas who was appointed to the Board in 2016, attended all of the meetings of the Board in 2015 and of committees on which such person served during this period.

Board members are not required to attend the annual meeting.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Alicia Hill, Corporate Secretary, at United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Committees and Committee Charters

The Board of Directors has a standing Executive Committee, Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee. The Audit Committee was established in December 2011, and the Compensation and the Corporate Governance & Nominating Committees were established in 2012.

Executive Committee

The Executive Committee consists of two members, John C. Lawrence and Gary D. Babbitt. During 2015, the Executive Committee met two (2) times.

Audit Committee and Audit Committee Financial Experts

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the requirements of the NYSE MKT. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is composed of five (5) directors each of whom, in the opinion of the Board, is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE MKT Company Guide) and financially literate (pursuant to the requirements of Section 803B of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis, Whitney H. Ferer, Jeffrey D. Wright and Craig W. Thomas. Each of Mr. Baitis and Mr. Thomas satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and meets the requirements for financial sophistication under the requirements of Section 803B of the NYSE MKT Company Guide.
Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.
Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.
During the fiscal year ended December 31, 2015, the Audit Committee met seven (7) times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.
Audit Committee Report
Our Audit Committee oversees our financial reporting process on behalf of the Board. The Committee has five (5) members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT. The Committee operates under a written charter adopted by the Board.
The Committee assists the Board by overseeing the (1) integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, (3) and provides an avenue of communication between management, the independent auditors and the Board.
In the course of providing its oversight responsibilities regarding the 2015 financial statements, the Committee reviewed the 2015 audited financial statements, which appear in the 2015 Annual Report on Form 10-K, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.
The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114—the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.
The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2015. The Committee and the Board have also recommended the selection of DeCoria, Maichel and Teague P.S. as independent auditors for the Company for the fiscal year 2016.
Submitted by the 2015 Audit Committee Members
●
  Gary D. Babbit (Chairman)
●
  Harmut W. Baitis
●
  Whitney H. Ferer
●
  Jeffrey D. Wright

Compensation Committee
We have a Compensation Committee composed of four (4) directors, each of whom, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis, Whitney H. Ferer and Jeffrey D. Wright.
We have a Compensation Committee charter that complies with the requirements of the NYSE MKT. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.
In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and propose awards of stock options, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not just executive officers, are not reasonably likely to have a material adverse effect on the Company.
The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Due to budgetary constraints, neither the Company nor the Compensation Committee has engaged the services of an external compensation consultant.
During the fiscal year ended December 31, 2015, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.
Corporate Governance and Nominating Committee
We have a Corporate Governance and Nominating Committee composed of three (3) directors, each of whom, in the opinion of our Board of Directors, is independent (under Section 803A of the NYSE MKT Company Guide): Gary D. Babbitt (Chairman), Hartmut W. Baitis and Whitney H. Ferer. We have a Corporate Governance and Nominating Committee charter that complies with the requirements of the NYSE MKT.
Our Corporate Governance and Nominating Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has adopted a Director Nominating Process and Policy which sets forth the criteria the Board will assess in connection with the consideration of a candidate, including the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time. A copy of the Director Nominating Process and Policy is available on our website at www.usantimony.com.
We do not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance and Nominating Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts. The Corporate Governance and Nominating Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Director Nominating Process and Policy. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including the detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.
All of the six nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by our current Board.
During the fiscal year ended December 31, 2015, the Corporate Governance and Nominating Committee met one (1) time. A copy of the Corporate Governance and Nominating Committee charter is available on our website at www.usantimony.com.
Board Leadership Structure
The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors we have determined not to have a separate Chief Executive Officer and Chairman of the Board, and to have John C. Lawrence fill both roles. We have determined that this structure is currently the most appropriate Board leadership structure for us. The Board noted the following factors in reaching its determination:

●
  The Board acts efficiently and effectively under its current structure.
●
  A structure of a combined Chief Executive Officer and Chairman of the Board is in the best position to be aware of major issues facing us on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing us to be brought to the Board’s attention.
●
  This structure eliminates the potential for confusion and duplication of efforts, including among employees.
●
   Companies within our peer group utilize similar Board structures.

We do not have a lead independent director. Given the size of the Board, the Board believes that the presence of five independent directors out of the seven directors on the Board, with independent directors sitting on the Board’s committees, is sufficient independent oversight of the Chairman and Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Board of Director’s Role in Risk Management Oversight
The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with the Board and the Audit Committee. The Audit Committee consists of Mr. Babbitt (Chairman), and Messrs. Baitus, Ferer, Wright and Thomas, each of whom is an independent director.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of our methods for identifying and managing risks.

Additionally, our Corporate Governance and Nominating Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.

DIRECTORS’ COMPENSATION

Following is a summary of fees, cash payments, stock awards, and other reimbursements to Directors during the year ended December 31, 2015:
Directors Compensation
Name and Principal Position	Fees Earned or paid in Cash	Stock Awards	Total Fees, Awards, and Other Compensation

John C. Lawrence, Chairman		$25,000	$25,000
Gary D. Babbitt, Director	$36,000	$25,000	$61,000
Russell C. Lawrence, Director		$25,000	$25,000
Hartmut W. Baitis, Director		$25,000	$25,000
Whitney H. Ferrer, Director		$25,000	$25,000
Jeffrey D. Wright, Director		$12,500	$12,500

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual compensation for services to the Company for the years ended December 31, 2015, 2014 and 2013 paid by the Company to its executive officers.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Total
John C. Lawrence, President and Chief Executive Officer	2015	$141,000	N/A	$25,000	$166,000
	2014	141,000		25,000	166,000
	2013	126,000		25,000	151,000

John C. Gustaven, Executive Vice President	2015	$100,000	N/A		$100,000
	2014	100,000			100,000
	2013	100,000			100,000

Russell C. Lawrence, Vice President for Latin America	2015	$120,000	N/A	$25,000	$145,000
	2014	105,000		25,000	130,000
	2013	100,000		25,000	125,000

(1)	These figures represent the fair values, as of the date of issuance, of the annual director's fee payable to John C. Lawrence and Russell C. Lawrence in the form of shares of USAC's common stock.

Compensation for all executive officers, except for the President/CEO position, is recommended to the Compensation Committee of the Board of Directors by the President/CEO. The Compensation Committee makes the recommendation for the compensation of the President/CEO. The Compensation Committee has identified a peer group of mining companies to aid in reviewing the President’s compensation recommendations for executives, and for reviewing the compensation of the President/CEO. The full Board approves the compensation amounts recommended by the Compensation Committee. Currently, the executive management’s compensation only includes base salary and health insurance. The Company does not have annual performance based salary increases, long term performance based cash incentives, deferred compensation, retirement benefits, or disability benefits. For the year ended December 31, 2015, Russell C. Lawrence (VP) received an increase in base compensation of $15,000 annually. The Board of Directors determined that Mr. Lawrence’s compensation for the prior years was not adequate for the duties assigned to him as the Vice President for Latin America, and that a raise was appropriate to compensate him for management of the Company’s Latin American operations.

Two executive officers, the President/CEO and the Vice-President for the Latin American operations, receive restricted stock awards for their services as Board members.

Equity Compensation Awards

The following table sets forth information concerning the outstanding equity awards at December 31, 2015, held by our principal executive officer. There were not any other outstanding equity awards or plan based awards to officers or directors as of December 31, 2015.
Outstanding Equity Awards at Fiscal Year End
Name	Number of Securities Underlying Unexercised Options		Number of Securities Underlying Unexercised Unearned Options	Average Exercise Price	Option Exercise Dates
	Exercisable	Unexercisable
	#	#
John C. Lawrence	250,000	0	0	$0.25	None
(Chairman of the Board Of
Directors and Chief Executive
Officer)

Compensation Committee Compensation Discussion and Analysis

This discussion and analysis provides you with an understanding of our executive compensation philosophy, plans and practices, and gives you the context for understanding and evaluating the more specific compensation information contained in the tables and related disclosures set forth above.

United States Antimony Corporation (USAC or the Company) mines and processes zeolite, antimony and precious metals. A wholly owned subsidiary, Bear River Zeolite, operates a zeolite mine and plant near Preston, Idaho. Wholly owned subsidiaries in Mexico operate the Los Juarez antimony mine in the state of Queretaro, Mexico, a mill in Guanajuato, Mexico, an antimony smelter in Coahuila, Mexico, and mines in Guadalapana, Guadalupe, Soyatal and Wadley. The Company headquarters, primary smelter and refinery are located in Thompson Falls, Montana.

In analyzing executive compensation the committee recognized the hardship and risk which the CEO, John Lawrence, and the Executive Vice Presidents, John Gustaven and Russell Lawrence, faced and continue to endure in working in Mexico. Employment at the senior management level has been static from 2013 through 2016, both in the Company and all of its subsidiaries.

Oversight of the Executive Compensation Program

Role of the Compensation Committee. The Compensation Committee (Committee) oversees the compensation programs. The Committee recommends the compensation level for the Chief Executive Officer (CEO) and it recommends the compensation levels of the other Company executives. The independent Directors of the Board then consider the recommendations and vote on them. The Compensation Committee also makes recommendations to the Board concerning salary guidelines and reviews compensation matters concerning all other executive officer and director compensation, including salaries, bonuses, stock-based awards and grants, and the terms and conditions of employment contracts.

The Compensation Committee meets at least twice annually to consider recommendations to the Board. Typically, the CEO of the Company makes recommendations to the Committee concerning individual salary levels and other compensation for the executives based on his knowledge of the work requirements and their effort and success. The CEO does not make any recommendation concerning his salary or compensation. The Compensation Committee, as noted, makes its own recommendation concerning the CEO’s salary or other compensation. The Compensation Committee balances the Company’s compensation levels with the present operational goals and objectives of the Company.

The Compensation Committee is currently comprised of Hart Baitis, Whitney Ferer, Jeffrey Wright and Gary Babbitt, Chairman. The Compensation Committee did not engage a compensation consultant in either the preparation or review of this report. The Board of Directors fixes director compensation based on the Committee’s market analysis and, most importantly, the Company’s financial situation.

Role of Executive Officers

The Chief Executive Officer makes recommendations to the Committee concerning executive officers’ total compensation.

The executive officers may make recommendations concerning any qualified or non-qualified stock plan which the Company may have. At this time, the Company does not have a qualified or non-qualified stock plan.

The Committee reviews the executive officer recommendations for compensation and exercises its discretion in amending, accepting or modifying the recommendations for compensation.

Executive Compensation Principles

The following principles assist and guide the Committee in fulfilling its responsibilities as set forth in the Compensation Committee Charter and administration of the continuing executive compensation program:

●
  Compensation should be transparent so that both the Company shareholders and executives understand the executive compensation program.
●
  Compensation programs should correspond with the Company’s long-term financial interest as well as the interests of shareholders.
●
  Compensation should be flexible and rational in cyclical or volatile commodity markets.
●
  Compensation should account for the inherent risks in certain geographical environments.
●
  Compensation should be responsive to retaining qualified, high caliber executives and management.

Executive Management receives only a base salary and health insurance. The Company does not have annual performance based salary plans, or long term performance based cash incentives, deferred compensation, retirement benefits or disability benefits. The CEO, John Lawrence, and Russell Lawrence, the Vice President of Latin American Operations, are Board members and receive compensation in the form of Company common stock for serving on the Board.

While the Company has identified a peer group, the Committee recommends not to change the Executive Management base salaries in 2016-2017 and the salaries have remained static from the 2013 level except for a modest increase of CEO’s salary from $126,000 to $141,000, and the CFO’s compensation from $75,000 to $90,000. Moreover, the Board of Directors rescinded the historical annual permitted grant of 26,000 shares of restricted common stock to the directors as of May 13, 2012. The directors’ new compensation was limited in the future not to exceed a value of $25,000 unless circumstances otherwise permit a different award. The Company does not have percentile projections, incentives or goals of compensation for any executive officers or directors of the Company. The Board of Directors will wait to consider any changes in compensation for the 2017 calendar year.

Market Assessments

The Committee reviews market compensation levels for the Board of Director and Executive compensation. At the present time the continuing development of the Mexican program requires that changes in base salary of the executives and compensation of directors will be carefully determined and on a case by case basis annually.

Peer Group for 2016 Compensation

The Committee identified the following mining companies for the peer or comparison group for compensation analysis comparisons and are listed in order of their 2016 market capitalization. These companies are all operating mining companies, as exploration companies are not considered to be peers for compensation purposes. The following list shows available compensation information on management.

	MKT CAP	CEO/PRES	COO	EX VP	CFO	TREAS/SEC
1. Klondex Mines	880M	915,000	406,000	NA	393,000	NA
370,000	513M	367,000		NA	296,000	NA
563,000	239M		409,000	240,000	330,000	NA
4. Polymet Mining	229M	812,000	NA	355,000	367,000	NA
5. Midas Gold	188M	320,000	NA	301,000	248,000	NA
6. Avino Gold & Silver	109M	604,000	211,000	NA	132,000	NA
7. Impact Silver	94M	187,000	NA	78,000	NA	NA
360,000	73M		NA	NA	NA	NA
9. Northern Vertex	44M	167,000	NA	NA	169,000	NA
10. USAC	22M	141,000	NA	120,000	90,000	50,000

The compensation numbers are from public documents from the most recent financial quarter available in August of 2016.

Personal Benefits for Executives

The Company does not have:
●
  Change in control agreements;
●
  Supplemental compensation policies;
●
  Employment contracts;
●
  Separation or Severance Agreements; or
●
  Other types of compensation agreements.

Executive Compensation for 2015

The following compensation table is for the fiscal years ending December 31, 2013, 2014 and 2015, for the CEO, Vice Presidents, CFO, and Secretary-Treasurer/Controller:

Name and Principal Position	Year	Salary (2)	Bonus	Stock Awards (1) (3)	All Other Compensation	Total
John C. Lawrence, President and Chief Executive Officer	2016 2015 2014	$141,000 $141,000 $141,000	N/A	$25,000 $25,000 $25,000		$166,000 $166,000 $166,000
John C. Gustaven, Executive Vice President	2016 2015 2014	$100,000 $100,000 $100,000	N/A			$100,000 $100,000 $100,000
Russell Lawrence, Vice President for Latin America	2016 2015 2014	$120,000 $105,000 $105,000	N/A	$25,000 $25,000 $25,000		$145,000 $130,000 $130,000
Matt Keane, Vice President of Marketing	2016 2015 2014	$65,000 $50,000 $50,000	N/A			$65,000 $50,000 $50,000
Dan Parks, Chief Financial Officer	2016 2015 2014	$90,000 $90,000 $75,000	N/A			$90,000 $90,000 $75,000
Alicia Hill, Secretary- Treasurer and Controller	2016 2015 2014	$50,000 $50,000 $50,000	N/A			$50,000 $50,000 $50,000

1.
In August of 2012 the Board of Directors changed the maximum award of stock to the Directors to be not more than $25,000 per director in value unless circumstances otherwise permitted a different amount. Thus, the stock awards for 2012 and 2013 are authorized for the Directors and shall be delivered at a subsequent date with a value not to exceed $25,000 as authorized or as circumstances may merit. All stock awards for John Lawrence and Russell Lawrence for 2014 through 2016 were included in this compensation report as part of executive salary to follow industry custom and to make the comparisons with the peer group more consistent, even though the stock was not delivered at that time.

2.
The Directors received their 2014 stock in the second quarter of 2015. There has been no decision on the award of director shares for 2015.

Expatriate Compensation

The Company pays for lodging, food, and transportation both domestically and internationally as needed and required in the US and Mexico. Security issues influence transportation in Mexico.

Compensation of Independent Directors

The following table sets forth information concerning the compensation of the Company Directors for the fiscal year ended December 31, 2016. The table lists all compensation received by the independent directors. The stock received by executives who were also directors, John Lawrence and Russell Lawrence, was counted under executive compensation.

Projected Director Compensation for 2016 and 2017(1)
	Fees Earned or Paid	Stock Awards(2) Compensation	All other	Total ($)
Gary Babbitt (1)	$36,000	$25,000	0	$61,000

Hart Baitis	0	$25.000	0	$25,000

Whitney Ferer	0	$25,000	0	$25,000

Jeffrey Wright	0	$25,000	0	$25,000

Craig W. Thomas(2)	0	$25,000	0	$25,000

1.
Gary Babbitt presently serves as Chairman of the Audit, Compensation, and Governance & Nomination Committees. He also serves on the Corporate Executive Committee and is a board member and Secretary of USAMSA, the Company’s wholly owned Mexican subsidiary. Hart Baitis and Whitney Ferer are members of the Audit, Compensation, and Governance & Nomination Committees. Jeffrey Wright serves on the Compensation Committee and Audit Committee. Craig Thomas serves on the Audit Committee

2.
Mr. Thomas was appointed to the Board in May 2016.

The director compensation will remain at the same level in 2017 unless circumstances permit a change in director compensation.

The Company does not have an executive or director compensation program. The Company has a measured compensation approach consistent with its growth. In short, compensation will be reviewed annually.

Committee Recommendations for 2017 Compensation of Officers and Independent Directors

The Committee recommends that the Executive Pay for 2017 for John Lawrence, CEO, John Gustaven and Russell Lawrence, Executive VPs, remain the same as 2016 as noted above. The Committee recommends that Chairmanship fees for the Audit, Compensation and Governance/Nomination Committees be accepted as set forth in this report and that Director’s fees shall be $25,000 or the equivalent amount in USAC common stock, restricted under Rule 144, for 2017 or as circumstances otherwise permit.

Compensation Committee Report

We, as members of the Compensation Committee of the Board of Directors, have reviewed the foregoing Compensation Discussion and Analysis. Based upon our independent review and discussions with management, we recommend that the Board of Directors accept this report and that the Compensation Discussion and Analysis of 2016 be included in the 2016 Proxy Statement for filing with the U.S. Securities and Exchange Commission.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

Gary D. Babbitt, Chairman
Hartmut W. Baitis
Whitney H. Ferer
Jeffrey D. Wright

OTHER GOVERNANCE MATTERS

Code of Business and Ethical Conduct

We have adopted a corporate Code of Business and Ethical Conduct administered by our President/CEO, John C. Lawrence. We believe our Code of Business and Ethical Conduct is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Business and Ethical Conduct provides written standards that are reasonably designed to deter wrongdoing and to promote:

●
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●
  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
●
  Compliance with applicable governmental laws, rules and regulations;
●
  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
●
  Accountability for adherence to the code.

Our Code of Business and Ethical Conduct is available on our web site at www.usantimony.com. A copy of the Code of Business and Ethical Conduct will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, P.O. Box 643, Thompson Falls, Montana 59873. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Business and Ethical Conduct during the year ended December 31, 2015, or during the subsequent period from January 1, 2016 through the date of this proxy statement.
Compensation Interlocks and Insider Participation
There were no compensation committee or board interlocks among the members of our Board.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Such officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they have filed.
Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, Mr. Babbitt, Mr. Baitus, Mr. Ferer and Mr. Russell Lawrence did not file timely Forms 3, 4 or Form 5 reports during 2015 and 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are transactions during the last two years to which we are a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners has a direct or indirect material interest. See also transactions described in notes 4, 9, 10, 11, 12, 15 and 19 to our Financial Statements as of December 31, 2015.

On December 30, 2015, the Company declared, but did not issue, approximately 147,000 shares of unregistered common stock to be paid to its directors for services during 2015, having a fair value of $125,000, based on the stock price at the date declared.

During the year ended December 31, 2015, the Company issued 105,000 shares of common stock to Herbert Denton for investor relations services provided. The estimated fair value of the shares at the time of issue was approximately $27,950. The Company also forgave a $30,000 note due from Mr. Denton for the purchase of common stock, and reduced additional paid in capital by that amount.

On December 30, 2014, the Company declared but did not issue 183,825 shares of unregistered common stock to be paid to its directors for services during 2014, having a fair value of $125,000, based on the current stock price at the date declared. These shares were issued on March 23, 2015.

During the year ended December 31, 2014, the Company issued 24,000 shares to Herbert Denton for investor relations services provided. The shares estimated fair value at the time of issue was approximately $39,000.

On December 27, 2013, the Company declared, but did not issue, shares of unregistered common stock to be paid to its directors for services during 2013, having a fair value of $150,000, based on the current stock price at the date declared. During the nine months ended September 30, 2014, the Company issued 83,334 shares in satisfaction of the obligation.

During 2013, the Company awarded, but did not issue, common stock with a value at December 31, 2013 of $150,000 to its Board of Directors as compensation for their services as directors. In connection with the issuances, the Company recorded $150,000 in director compensation expense. At a closing price of $1.80 per share on June 28, 2014, the directors were issued 83,334 shares in 2014.

We reimbursed John C. Lawrence, a director and Chief Executive Officer, for operational and maintenance expenses incurred in connection with our use of equipment owned by Mr. Lawrence, including welding trucks, backhoes, and an aircraft. Reimbursements for 2015 and 2014 totaled $32,397 $30,651, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 30, 2016, by (i) each person who is known by us to beneficially own more than 5% of our Series B, C, and D preferred stock or common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person's address is c/o United States Antimony Corporation, P.O. Box 643, 47 Cox Gulch, Thompson Falls, Montana 59873.

Title of Class	Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership		Percent of Class (1)	Percent of all Voting Stock
Common Stock	Cardinal Capital Management LLC Four Greenwich Office Park Greenwich CT 06831	4,008,694		6.07%	5.87%
Common Stock	Reed Family Limited Partnership 328 Adams Street Milton, MA 02186	4,018,335		6.09%	5.88%
Common Stock	The Dugan Family c/o A.W.Dugan 1415 Louisana Street, Suite 3100 Houston, TX 77002	6,362,927	(3)	9.64%	9.32%
Series B Preferred	Excel Mineral Company P.O. Box 3800 Santa Barbara, CA 93130	750,000	(5)	100.00%	N/A
Series C Preferred	Richard A. Woods 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305	(4)	27.10%	*
Series C Preferred	Dr. Warren A. Evans 69 Ponfret Landing Road Brooklyn, CT 06234	32,203	(4)	18.10%	*
Series C Preferred	Edward Robinson 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203	(4)	18.10%	*
Series C Preferred	All Series C Preferred Shareholders as a Group	177,904	(4)	100.00%	*

Common Stock	John C. Lawrence Russell Lawrence Hart Baitis Gary Babbitt Whitney Ferer Jeffrey Wright Mathew Keane Daniel Parks	4,281,107 280,654 171,180 169,254 119,704 50,000 10,300 40,000	(2)	83.35 5.46 3.33 3.29 2.33 * * 1.05	% % % % % %	6.66 * * * * * * * %
Common Stock	All Directors and Executive Officers as a Group	5,136,199		100.00%		7.53%
Series D Preferred	John C. Lawrence Leo Jackson Gary Babbitt	1,590,672 102,000 58,333	(4)	90.80 5.80 3.40	% % %	2.40 * * %
Series D Preferred	All Series D Preferred Shareholders as a Group	1,751,005	(4)	100.00%		2.70%
Common Stock and Preferred Stock w/voting rights	All Directors and Executive Officers as a Group All preferred Shareholders that are officers or directors	5,136,199 1,751,005	(2) (4)	72.55 27.45%		7.53 2.56%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	6,887,204		100.00%		10.09%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 30, 2016, are deemed outstanding for computing the percentage of the person holding options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 66,316,278 shares of common stock, 750,000 shares of Series B Preferred Stock, 177,904 shares of Series C Preferred Stock, and 1,751,005 shares of Series D Preferred Stock outstanding on March 30, 2016. Total voting stock of 68,245,187 shares is a total of all the common stock issued, and all of the Series C and Series D Preferred Stock.

(2)	Includes 4,031,107 shares of common stock and 250,000 stock purchase warrants. Excludes 183,324 shares owned by Mr. Lawrence's sister, as to which Mr. Lawrence disclaims beneficial ownership.
(3)
Includes shares owned by the estate of Al W. Dugan and shares owned by companies owned and controlled by the estate of Al W. Dugan. Excludes 183,333 shares owned by Lydia Dugan as to which the estate of Mr. Dugan disclaims beneficial ownership.

(4)	The outstanding Series C and Series D preferred shares carry voting rights equal to the same number of shares of common stock.
(5)
The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board of Directors has not declared any dividends as due and payable for the Series B preferred stock.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

What am I voting on?

The Board of Directors and the Audit Committee have selected DeCoria, Maichel & Teague P.S. as our independent auditor for the year ending December 31, 2016 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of DeCoria, Maichel & Teague P.S. to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Board will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders. DeCoria, Maichel & Teague P.S. served as our independent auditor for the year ended December 31, 2015.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of DeCoria, Maichel & Teague P.S. as our independent auditor for 2016.

Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by DeCoria, Maichel & Teague P.S. for professional services rendered for the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees	$151,741	$149,168
Tax Fees	$10,115	$24,323
Other Fees	--	--
Totals	$161,856	$173,491

Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.
Audit-Related Fees
There were no other fees billed by DeCoria, Maichel & Teague P.S. during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

The Audit Committee of the Board of Directors determined that all of the services performed by DeCoria, Maichel & Teague P.S. in fiscal year 2015 were not incompatible with DeCoria, Maichel & Teague P.S. maintaining its independence.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at our annual meeting to be held in 2017 must be received by us no later than July 20, 2016 to be considered for inclusion in the proxy materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

John C. Lawrence
Chairman and President

Thompson Falls, Montana
October 20, 2016

REVOCABLE PROXY
UNITED STATES ANTIMONY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2016

The undersigned hereby appoints John C. Lawrence and Gary D. Babbitt, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of United States Antimony Corporation (“USAC”) which the undersigned is entitled to vote at the annual meeting of shareholders, to be held at the Ramada Inn at the airport, 8909 Airport Drive, on Saturday, December 10, 2016, at 9:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	VOTEWITHHELD
1.
The election as director of the nominees listed below
(except as marked to the contrary below)

John C. Lawrence
Gary D. Babbitt
Harmut W. Baitis
Russell C. Lawrence
Whitney H. Ferer
Jeffrey D. Wright
Craig W. Thomas

Note: shareholders have the discretionary authority to cumulate votes unless a different distribution of votes is indicated by marking after the nominee’s name.
		[ ]	[ ]
		FOR	ABSTAIN	AGAINST
2.	The ratification of the selection of DeCoria, Maichel & Teague, P.S. as the independent auditor for the year ending December 31, 2016.	[ ]	[ ]	[ ]
This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the six named nominees as directors and FOR Proposal 2, and at the discretion of the proxy on any other matter that may properly come before the meeting

If any other business is presented at the annual meeting, the proxies will vote your shares in accordance with the directors’ recommendations.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of USAC at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from USAC prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated October 20, 2016.

Dated:                       , 2016

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.